                       SUPPLEMENT DATED OCTOBER 26, 1999

                      SG COWEN INCOME + GROWTH FUND, INC.

                         PROSPECTUS DATED APRIL 1, 1999

                          ----------------------------

The paragraphs under the caption "Portfolio Managers" on page 7 are replaced by the following:

William Rechter is primarily responsible for the daily management of the Fund and has had such responsibility since the Fund commenced operations in 1986. He is a Senior Vice President and Senior Investment Officer, and has served as a Managing Director and Portfolio Manager of SG Cowen since July 1, 1998. Previously, he was a Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated. Prior to joining Cowen, Mr. Rechter was President and Chief Investment Officer of Sperry Capital Management. He is a Chartered Financial Analyst with 28 years of investment experience.